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                                                                     EXHIBIT 4.1

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                                                         [LOGO] i-Cube(sm)
      NUMBER                                             -----------------                                  SHARES
   -------------                                  TRANSFORMING THE BUSINESS WORLD                    -------------------
    III                                        INTERNATIONAL INTEGRATION INCORPORATED
   -------------                                                                                     -------------------
                                                                                                       SEE REVERSE FOR
                                                                                                     CERTAIN DEFINITIONS
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                                                     CUSIP 459698 10 6
                      THIS CERTIFICATE IS TRANSFERABLE
                       IN BOSTON, MA OR NEW YORK, NY

                      --------------------------------------------------------------------------------------------------
                      THIS CERTIFIES THAT




                      IS THE OWNER OF
                      --------------------------------------------------------------------------------------------------
                            FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                   ============INTERNATIONAL INTEGRATION INCORPORATED============

                      transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued under and subject to the laws of The State of Delaware and the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws of the
                      Corporation, all as in effect from time to time.
                        This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
                        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                      Dated:

                                              [INTERNATIONAL INTEGRATION INCORPORATED
                    /s/ Lawrence P. Begley              CORPORATE SEAL 1996                            /s/ Michael Pehl
                                                             DELAWARE]                          CHAIRMAN OF THE BOARD
             CHIEF FINANCIAL OFFICER AND TREASURER                                            AND CHIEF EXECUTIVE OFFICER


                                                                                      COUNTERSIGNED AND REGISTERED:
                                                                                          BankBoston, N.A.
                                                                                               TRANSFER AGENT AND REGISTRAR
                                                                                      BY      /s/     Mary A. Penezic
                                                                                                    AUTHORIZED SIGNATURE
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                                               INTERNATIONAL INTEGRATION INCORPORATED

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. UPON WRITTEN REQUEST MADE BY THE HOLDER OF THE
CERTIFICATE, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER A COPY OF THE FULL TEXT OF THE DESIGNATIONS, VOTING
POWERS, PREFERENCES, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AS SET
FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE VOTES OF THE BOARD OF DIRECTORS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                           UNIF GIFT MIN ACT -- _______________ Custodian ________________
     TEN ENT -- as tenants by the entireties                                             (Cust)                   (Minor)
     JT TEN  -- as joint tenants with right of                                      under Uniform Gifts to Minors
                survivorship and not as tenants                                     Act ______________________________________
                in common                                                                         (State)


                              Additional abbreviations may also be used though not in the above list.

                     For value received, _________________________ hereby sell, assign and transfer unto

                        PLEASE INSERT SOCIAL SECURITY OR OTHER
                            IDENTIFYING NUMBER OF ASSIGNEE
                     --------------------------------------------

                     ---------------------------------------------

                     _________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                     _________________________________________________________________________________________

                     _________________________________________________________________________________________

                     __________________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                     ____________________________________________________________________________ Attorney
                     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

                     Dated _____________________________

                                        (Signature) _________________________________________________________________________
                                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES(S) AS
                                                    WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                    ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                              SIGNATURE GUARANTEED: _________________________________________________________________________
                                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                    (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AN CREDIT UNIONS WITH
                                                    MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                                    TO S.E.C. RULE 17Ad-15.
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